Conformed Copy                                                              8/99

                                                                   Exhibit 10.17


                          STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board of New York, Inc.

AGREEMENT OF LEASE, made this 15 day of February, 2005, between 417 FIFTH AVENUE LLC, a Delaware limited liability company having an office c/o Murray Hill Properties LLC, 1140 Avenue of the Americas, New York, New York 10036, party of the first part, hereinafter referred to as OWNER, and MARVEL ENTERPRISES, INC., a Delaware corporation, having an office at 10 East 40th Street, New York, New York 10015, party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner, a portion of the 10th floor consisting of approximately 2,499 rentable square feet, all as more particularly identified in Exhibit A, hereinafter collectively referred to as the "Demised Premises" or "demised premises" in the building known as 417 Fifth Avenue (the "Building") in the Borough of Manhattan, City, County and State of New York, for a term to commence on the "Commencement Date" (as defined in Article 37C), and to end on the "Expiration Date" (as defined in Article 37F) (unless sooner terminated as hereinafter provided), both dates inclusive, at an annual rental rate set forth in Article 37G, which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

        In the event that, at the commencement of term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installments of rent payable hereunder and the same shall be payable to Owner as additional rent.

        The parties hereto, for themselves,, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:                        1.      Tenant shall pay the rent as above and as
                             hereinafter provided.

Occupancy:                   2.      Tenant  shall use and  occupy  the  demised
                             premises for general, executive and administrative office uses and for uses incidental and ancillary thereto.

Tenant                       3.      Tenant shall make no changes in or to the
Alterations                  demised premises Alterations: of any nature without
                             Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, by using contractors or mechanics first approved in each instance by Owner, 3(a)
                             Tenant shall, before



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                             making any alterations, additions, installations or
                             improvements, at its expenses, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, general liability, personal and property damage insurance as Owner may 3(b) require. If any mechanic's is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days 3(c), at Tenant's expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant's removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal, of other installations as may be required by Owner 3(d). Tenant shall immediately, and at its expense, repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the demised premised by Owner, at Tenant's expense.

Maintenance                  4.      Tenant shall, throughout the term of this
and Repairs                  lease, take good care of the demised premises and
                             the fixtures and appurtenances therein 4(a). Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by, or resulting from, carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for, or supplied to, Tenant or any subtenant, or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question 4(b). Any other repairs


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                             in or to the building or the facilities and systems
                             thereof, for which Tenant is responsible, shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of the demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems primarily exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the demised premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease 4(c). Tenant agrees that Tenant's sole remedy at law in such issuance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty, which are dealt with in
                             Article 9 hereof.

Window                       5.      Tenant will not clean nor require, permit,
Cleaning:                    suffer or allow any window in the demised premises
                             to be cleaned from the outside in violation of
                             Section 202 of the Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements                 6.      Prior to the commencement of the lease
of Law,                      term, if Tenant is then in possession and at all
Fire Insurance,              times thereafter, Tenant, at Tenant's sole cost and
Floor Loads:                 expense, shall promptly comply with all present and
                             future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant t law, and all orders, rules and regulations of the New York
                             Board of Fire Underwriters, Insurance Services
                             Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, (including
                             Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the demised premises or the building
                             (including the use permitted under the lease).
                             Nothing herein shall require Tenant to make structural repairs or alteration unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's




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                             satisfaction against all damages, interest,
                             penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company 6(a) satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense, or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall not keep anything in the demised premises, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Ruling Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate of fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs,, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article, and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then, Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or the demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at, Tenant's expense, n settings sufficient, in Owner's 6(b) judgment, to absorb and prevent vibration, noise and annoyance.



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Subordination:               7.      This lease is subject and subordinate to
                             all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease of the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.


Property                     8.      Owner or its agents shall not be liable for
Loss, Damage                 any damage to property of Tenant or of others
Reimbursement                entrusted to employees of the building, nor for
Indemnity:                   loss of or damage to any property of Tenant by
                             theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building, or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever 8(a) Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefore, nor abatement or diminution of rent, nor shall the same release
                             Tenant from its obligations hereunder, nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees.
                             Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will at Tenant's expense, __ or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld 8(b).



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Destruction,                 9.      (a) If the demised premises or any part
Fire and Other               thereof shall be damaged by fire or other casualty,
Casualty:                    Tenant shall give immediate notice thereof to
                             Owner, and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty, according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent, as hereinafter expressly provided, shall be proportionately paid up to the time of the casualty, and henceforth shall cease until the date when the demised premises shall have been repaired and restored by the Owner (or if sooner preoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner
                             `s right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given with ninety (90) days after such fire or casualty, or thirty (30) days after adjustment of insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of the lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payment of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided herein, Owner shall [Rider to be added if necessary] make the repairs and the restorations under the conditions of (b) and (c) hereof, with reasonable expedition, subject to delays due to adjustments of insurance claims, labor troubles and causes beyond Owner's control.
                             After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property.
                             Tenant's liability for rent shall resume five (5) days after written notice from Owner that the demised premises are




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                             substantially ready for Tenant's occupancy. (e)
                             Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. 9(a) Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from the fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements or appurtenances removable by Tenant, and agreed that Owner will not be obligated to repair any damage thereto or replace the same. (1) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent                      10.     If the whole or any part of the demised
Domain:                      premises shall be required or condemned by Eminent
                             Domain for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date of the vesting in such proceeding, and Tenant shall have no claim for the value of any unexpected term of said lease, and assigns to Owner, Tenant's entire interest in such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner's award.



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Assignment,                  11.     Tenant, for itself its heirs, distributer,
Mortgage,                    executors, administrators, legal representatives,
Event                        successors and assigns, expressly covenants that it
                             shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without prior written consent of Owner in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the first amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of coverage on the part of Tenant herein contained.
                             The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric                     12.     Rates and conditions in respect to
Current:                     submetering or rent inclusion, as the case may be,
                             to be added in RIDER attached hereto. Tenant covenants and agrees that all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to                    13.     Owner or Owner's agents shall have the
Premises:                    right (but shall not be obligated) to enter the
                             demised premises in any emergency at anytime, and, at other reasonable times 13(a), to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floor, or ceiling.
                             Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall the Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise
                             13(b). Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours 13(c) for the purpose of showing the same to




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                             prospective purchasers or mortgagees of the
                             building, and during the last six months of the term, for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault,                       14.     No vaults, vault space or area, whether or
Vault Space,                 not enclosed or covered, not within the property
Area:                        line of the building, is leased hereunder, anything
                             contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding, Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, as if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner may not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:                   15.     Tenant will not at any time use or occupy
                             the demised premises in violation of the certificates of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the demised premises, and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:                  16.     (a) Anything elsewhere in this lease to the
                             contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time that the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws or any state



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                             naming Tenant as the debtor; or (2) the making by
                             Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this
                             Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                                     (b) It is stipulated and agreed that in the
                             event of the termination of this lease pursuant to
                             (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination, and the fair and reasonable rental value of the demised premises for the period for which such installment was payable, shall be discounted as the date of termination at the rate of four percent (4%) per annum. If such demised premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the date when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than, the amount of the difference referred to above.

Default:                     17.     (1) If Tenant defaults in fulfilling any of
                             the covenants of this lease other than the covenants for the payment of rent or additional rent; whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the demised premises within thirty (30) days after the commencement of the term of this lease, 17(a) then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default, and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or



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                             remedy such default, or if the said default or
                             omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.

                                     (2) If the notice provided for in (1)
                             hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required, then, and in any of such events, Owner may 17(b), dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their affects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of [illegible in original]to re-enter or institute legal proceedings to that end. If tenant shall make default thereunder prior to the date fixed as the [illegiable in original] of any renewal or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of                  18.     In case of any such default, re-entry,
Owner and                    expiration and/or dispossess by summary proceedings
Waiver of                    or other wise, (a) the rent shall become due
Redemption                   thereupon and be paid up to the time of such
                             re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid, and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises, or any part, or parts



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                             thereof, shall not release or affect Tenant's
                             liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may issue in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder, in the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy, allowed at law or in equity as [illegible in original] re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of the demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and                     19.     If Tenant shall default in the observance
Expenses                     or performance of any terms or covenants on
                             Tenant's part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice, if required, and upon expiration of any applicable grace period, if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter and without notice, perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys'




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                             fees, in instituting, prosecuting or defending any
                             action or proceeding, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid, or obligations incurred, with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Owner within ten
                             (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building                     20.     Owner shall have the right at any time
Alterations                  without the same exercising an eviction and without
and                          incurring liability to Tenant therefore; to change
Management:                  the arrangement and/or location of public
                             entrances, passageways, doors, doorways, corridors, elevators, stairs, [illegible in original]or other public parts of the building, and to change the name, number of designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claims against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Repre-                    21.     Neither Owner nor Owner's agents have made
sentations                   any representations or promises with respect to the
Owner:                       physical condition of the building, the land upon
                             which it is [illegible in original]or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same
                             "as-is", and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same forms a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory




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                             agreement is in writing and signed by the party
                             against whom enforcement of the change,
                             modification, discharge or abandonment is sought.

End of                       22.     Upon the expiration or other termination of
Term:                        the term of this lease, Tenant shall quit and
                             surrender to Owner the demised premises, "broom-clean", in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on a Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quiet                        23.     Owner covenants and agrees with Tenant that
Enjoyment:                   upon Tenant paying the rent and additional rent and
                             observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure                      24.     If Owner is unable to give possession of
to Give                      the demised premises on the date of the
Possession:                  commencement of the term hereof because of the
                             holding-over or retention of possession of any tenant, undertenant or occupants, of if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the demised premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given
                             Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into possession of the demised premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The




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                             provisions of this article are intended to
                             constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:                   25.     The failure of Owner to seek redress for
                             violation of, or to insist upon the strict performance of, any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rents with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than an account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payments as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rents or pursue any other remedy in this lease provided, no act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed in acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.


Waiver of                    26.     It is mutually agreed by and between Owner
Trial by Jury:               and Tenant that the respective parties hereto
                             shall, and they hereby do, waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other
                             (except for personal injury or property damage) on any matters whatsoever arising out of, or in any way connected with, this lease, the relationship of Owner and Tenant, Tenant's use of, or occupancy of, the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action, for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under
                             Article 4, except for statutory mandatory counterclaims.

Inability to                 27.     This lease and the obligation of Tenant to
Perform:                     pay rent hereunder and perform all of the other
                             covenants and agreements hereunder on



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                             part of Tenant to be performed shall in no wise be
                             affected, impaired or executed because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations, or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures, or other materials. If Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and                    28.     DELETED IN ORIGINAL
Notices:

Services                     29.     As long as Tenant is not in default under
Provided by                  any of the covenants of this lease beyond the
Owners:                      applicable grace period provided in this lease for
                             the curing of such defaults, Owner shall provide:
                             (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and is required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge). Owner shall install a water meter at Tenant's expense, which Tenant shall thereafter maintain at Tenant's expense in good working order and repair, to register such water consumption, and Tenant shall pay for water consumed as shown on said meter [Rider to be added if necessary.] as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner, and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay
                             Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 20th on business days (Mondays through Fridays, holidays excepted) from 1:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under




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                             Owner's contract with the International Union of
                             Operating Engineers Local 94, 94A, 94B, Owner will furnish the same at Tenant's expense, RIDER to be added in respect to rules and conditions for such additional service; (f) Owner reserves the right to stop service of the heating, elevators, plumbing, air conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident, or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner, for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may [illegible in original] automatic control elevator service and proceed diligently with alterations necessary therefore without in any wise affecting this lease or the obligations of Tenant hereunder.

Captions:                    30.     The Captions are inserted only as a matter
                             of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:                 31.     The term "office", or "offices", wherever
                             used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblacker or other stand, barber shop, or for other similar purposes, or for manufacturing.
                             The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession for the time being, of the landlord and building (or the owner of a lessee of the building or of the land and building) of which the demised premises form a part, so that in the event of a sale or sales of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be, and hereby is, entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees serving contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld,




                                       17
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                             such consent shall not be unreasonably delayed.


Adjacent                        32.  If an excavation shall be made upon land
Excavation-                  adjacent to the demised premises, or shall be
Shoring:                     authorized to be made, Tenant shall afford to the
                             person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and                    33.     Tenant and Tenant's servants, employees,
Regulations:                 agents, visitors, and licensees shall observe
                             faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable
                             Rules and Regulations as Owner of Owner's agent may from time to time adopt. Notice of any additional
                             Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen
                             (15) days after the giving of notice thereof.
                             Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:                    34.     DELETED IN ORIGINAL

Estoppel                     35.     Tenant, at any time, and from time to time,
Certificate:                 upon at least ten (10) days prior notice by Owner,
                             shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified, and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and [deleted in original] the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying such default.



                                       18
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Successors                   36.     The covenants, conditions and agreements
and Assigns:                 contained in this lease shall bind and inure to the
                             benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

                See rider annexed hereto and made a part hereof.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                      417 FIFTH AVENUE

Witness for Owner:                    By:   OLY Fifth Avenue GP, LCC, its
                                            Managing Member


                                            By:        /s/ Timothy B. Smith
-----------------------------                     ------------------------------
                                                  Name:     Timothy B. Smith
                                                  Title:    Vice President

Witness for Tenant:                   MARVEL ENTERPRISES, INC.


     /s/ Janet Shaffer                By:      /s/ Kenneth P. West
-----------------------------            ---------------------------------------
Janet Shaffer                         Name:  Kenneth P. West
                                      Title: EVP & CFO



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                                 ACKNOWLEDGEMENT

STATE OF NEW YORK,

                     SS.:

COUNTY OF

        On this _____ day of ___________ in the year _______, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                 -------------------------------
                                                          NOTARY PUBLIC




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                           > IMPORTANT - PLEASE READ <

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 22.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purposes other than for ingress or egress from the demised premises, and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant, whether or not caused by Tenant, or its [illegible in original], agents, employees or visitors.

3. No carpet, rug or other [illegible in original] shall be hung or shaken out of any window of the building and Tenant shall not sweep or throw, or permit to be swept or thrown, from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interferes in any way with other tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premises if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.



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6. Tenant shall not mark, paint, drill into, or in any way deface, any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an [illegible in original]of builder's [illegible in original] fall shall be [illegible in original] affixed to the floor, by a paste or other material, soluble in water, the use of cements or other similar adhesive material being extremely prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors, or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to Owner all keys of stores, offices and [illegible in original]rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of keys, so furnished, Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and Tenants shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner, Owner will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom he requests such pass, and shall be liable to Owner for all [illegible in original]of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by Tenant which in Owner's opinion, [illegible in original]to impair the reputation of the building or its desirability as a building for offices, and upon [illegible in original]from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the area of services required on weekdays, and prior to 3:00 p.m. on the day prior in case of after hours



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service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing Venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures matter or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Owner may designate.

15. Refuse and Trash, (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations, of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.



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Address

Premises

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                          TO



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                      STANDARD FORM OF

                           OFFICE
                           LEASE

          The Real Estate Board of New York, Inc.
          (C) Copyright 1999. All rights Reserved.
        Reproduction in whole or in part prohibited.

==========================================================

Dated                               in the year

Rent Per Year

Rent Per Month

Term
From
To

Drawn by
        ..................................................

Checked by
          ................................................

Entered by
          ................................................

Approved by
           ...............................................

==========================================================



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                              Rider to Printed Form

Insert 3(a). "Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, on not less than ten (10) days prior written notice to Landlord (except in the case of the performance of painting, installation of wall coverings, carpet installation and other solely cosmetic or decorative changes, in which event no notice shall be required), but without being required to obtain Landlord's consent, to perform non-structural alterations in or to the Demised Premises which do not require the issuance of a building permit or any other governmental authorization ("Minor Changes") and which do not involve or affect any public portion of the Building or the plumbing, sprinkler, life safety, electrical, heating and/or ventilating systems of the Building; provided that such Minor Changes cost less than $5,000.00, and are made entirely, and are visible only, within the Demised Premises, but Tenant shall nonetheless comply with all of the other requirements governing alterations set forth in this Lease."

Insert 3(b).  "reasonably"

Insert 3(c).  "after Tenant's receipt of notice thereof

Insert 3(d).  "this Lease"

Insert 4(a). "except to the extent of damage caused solely and directly by Owner, its contractors, agents or employees"

Insert 4(b).  "who are reasonably satisfactory to Owner"

Insert 4(c). Landlord reserves the right to stop service of the heating, air-conditioning, ventilation, the elevator, electrical, plumbing, condenser water or other mechanical systems or facilities in the Building and cleaning services when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements in the reasonable judgment of Landlord desirable or necessary to be made, until said repairs, additions, alterations, replacements, decorations or improvements shall have been completed; provided, however, Landlord shall endeavor to give Tenant reasonable advance notice of any planned interruption of service. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply heat, air-conditioning, ventilation or outside air, elevator, plumbing, condenser water, electricity or cleaning when prevented by exercising its right to stop service or by strikes, labor troubles or accidents or by any cause whatsoever reasonably beyond Landlord's control, or by failure of independent contractors to perform or by laws, orders, rules or regulations of any federal, state, county or municipal authority (including, without limitation, regulations that may require the removal of CFC's as well as the alteration or replacement of equipment utilizing CFC's), or failure of suitable fuel supply, or inability by exercise of reasonable diligence to obtain suitable fuel or by reason of governmental preemption in connection with a National Emergency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Fixed Annual Rent or Additional Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or


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injury to or interruption of Tenant's business, or otherwise. Notwithstanding anything to the contrary contained in this Lease, if Landlord fails to take such measures as may be reasonable under the circumstances to restore an "essential" service or services (which, for the purposes of this Article 4, shall be deemed to mean passenger elevator service (a minimum of one (1) elevator), electricity and heat required to be furnished by Landlord pursuant to the terms of this Lease within ten (10) consecutive Business Days after Tenant has notified Landlord that such service has ceased (or such longer period of time as is necessary given the nature of the needed repair or maintenance, so long as Landlord is diligently pursuing the cure thereof to substantial completion) (a "Substantial Services Failure") which failure renders the Demised Premises or any "material portion" thereof not reasonably unusable (as reasonably determined by Landlord) and as a result thereof Tenant ceases to conduct business therein, provided and upon the condition that this Lease is in force and effect and Tenant is not in default hereunder beyond applicable notice and grace periods, the Fixed Annual Rent and Additional Rent shall be abated in the proportion by which the portion of the Demised Premises which is not reasonably usable and is not used by Tenant bears to the total area of the Demised Premises, commencing on the expiration of such ten (10) Business Day period until the date such repair is made or maintenance completed. For the purposes hereof, the term "material portion" shall mean not less than twenty-five (25%) percent of the area of the Demised Premises. In the event Landlord is unable to cure a Substantial Services Failure because of a force majeure event or any other reason beyond the reasonable control of Landlord including, without limitation, the acts or omissions of Tenant or any of Tenant's agents, employees or contractors, then the ten (10) Business Day period shall be extended one (1) day for each day such event of force or other impossibility exists. Notwithstanding the foregoing remedy, Landlord agrees to diligently pursue the restoration of any interrupted services.

Insert 6(a).  "reasonably"

Insert 6(b).  "reasonable"

Insert 8(a).  "other than"

Insert 8(b). "provided that if Tenant's insurance will cover the claim and the insurance company has the right to select counsel, counsel shall be deemed satisfactory to Owner."

Insert 9(a). "If all or substantially all of the rentable area of the Demised Premises is damaged by fire or other casualty or are rendered wholly untenantable thereby, and if Landlord shall elect to restore the Demised Premises, Landlord shall, within sixty (60) days following the damage, cause an independent contractor or architect selected by Landlord to give notice to Tenant of the date by which such contractor or architect believes the restoration of the Demised Premises shall be substantially completed (the "Restoration Date"). If such notice shall indicate that the Restoration Date shall not occur within twelve (12) months following such initial sixty (60) day estimate period, then, Tenant shall have the right to terminate this Lease by giving notice to Landlord not later than fifteen (15) days after receiving such notice provided that Tenant shall have simultaneously terminated (or elected to terminate) the CIBC Sublease (as hereinafter defined), and in such event this Lease shall terminate on the later of the date specified in Tenant's notice for the termination of this Lease (which date shall not be more than thirty (30)


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days after the giving of such notice by Tenant) or the date Tenant vacates the
Demised Premises and removes all its property therefrom."

Insert 13(a).  "during business hours"

Insert 13(b). provided that Owner uses good faith reasonable efforts to cause a minimum of interference with Tenant's business and in no event shall Owner store excessive quantities of construction material or supplies in the Demised Premises."

Insert 13(c).  "during business hours"

Insert 17(a). "or if that certain sublease dated August 5, 2004 in respect of the balance of the 10th floor of the Building, by and between CIBC World Markets Corp., a Delaware corporation, and Tenant (the "CIBC Sublease"), shall be terminated as a consequence of a default by Tenant arising thereunder

Insert 17(b).  "by lawful means"




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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

37.     BASIC PROVISIONS.......................................................1

38.     ESCALATION PAYMENTS....................................................2

39.     ELECTRIC CURRENT.......................................................7

40.     END OF TERM...........................................................12

41.     CONDITION OF DEMISED PREMISES; LANDLORD'S WORK........................12

42.     TENANT'S CHANGES......................................................13

43.     SUBORDINATION AND ATTORNMENT..........................................15

44.     INSURANCE.............................................................16

45.     INDEMNIFICATION OF LANDLORD...........................................18

46.     ADDITIONAL RENT; LATE CHARGES.........................................19

47.     LIABILITY OF LANDLORD.................................................19

48.     ASSIGNMENT, MORTGAGING, SUBLETTING, ETC...............................20

49.     OVERTIME AIR CONDITIONING AND OTHER SERVICES..........................23

50.     COMPLIANCE WITH LAWS..................................................24

51.     BROKERAGE.............................................................24

52.     MISCELLANEOUS.........................................................24

53.     REAL PROPERTY LAW SECTION 223-A.......................................26

54.     LEGAL RENT RESTRICTIONS...............................................26

55.     RIGHT TO CURE DEFAULTS................................................26

56.     CONSENTS..............................................................26

57.     CLEANING..............................................................27

58.     NOTICES...............................................................27

59.     CERTIFICATE OF TENANT.................................................27


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EXHIBIT A - Demised Premises
EXHIBIT B - Intentionally Omitted
EXHIBIT C - Landlord's Work
EXHIBIT D - Cleaning Specifications
EXHIBIT E - Overtime Period Rates
EXHIBIT F - Form of Estoppel Certificate



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RIDER TO AGREEMENT OF LEASE DATED AS OF FEBRUARY 15, 2005 BETWEEN 417 FIFTH
AVENUE LLC, AS OWNER AND MARVEL ENTERPRISES, INC., AS TENANT

THE TERMS "OWNER" AND "LANDLORD" ARE USED INTERCHANGEABLY AND OWNER SHALL MEAN LANDLORD LANDLORD SHALL MEAN OWNER.

IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN ANY PROVISION OF THIS RIDER AND ANY PROVISION OF THE MAIN BODY OF THIS LEASE, THE PROVISION OF THIS RIDER SHALL GOVERN.

        37. Basic Provisions. The definitions set forth above, herein and in this Article 37 are an integral part of this Lease and all of the terms hereof are incorporated into this Lease. In addition to the other terms which are elsewhere defined in this Lease the following capitalized terms, whenever used in this Lease, shall have the meanings set forth in this Article, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein:

               A. Base Tax Year: The twelve (12) month fiscal period commencing on July 1, 2005 and ending on June 30, 2006.

               B. "Brokers" shall mean and Cushman and Wakefield, Inc. and Murray Hill Properties LLC.

               C. Commencement Date: The date hereof.

               D. "Electric Inclusion Factor" shall mean $7,497, which amount was computed using a factor of $3.00, multiplied by the Electric Inclusion Multiple.

               E. "Electric Inclusion Multiple" shall mean 2,499.

               F. Expiration Date: September 29, 2011.

               G. Fixed Annual Rent: Tenant shall pay Fixed Annual Rent during the term of this Lease as follows:

                      (i) From and including the Rent Commencement Date to and including September 30, 2009, at an annual rate of $94,962.00 payable in equal monthly installments of $7,913.50; and

                      (ii) from and including October 1, 2009 to and including the Expiration Date, at an annual rate of $7,497.00 payable in equal monthly installments of $624.75.

               The Fixed Annual Rent shall be paid at the times and in the manner provided for in the printed portion of this Lease. Notwithstanding anything to the contrary herein set forth, from the Commencement Date through and including the Rent Commencement Date, in lieu of the Fixed Annual Rent, Tenant shall pay to Landlord on the first day of each month during such period an amount equal to $624.75 which amount represents the monthly portion of the Electric


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Inclusion Factor on the Commencement Date and which shall constitute
Additional Rent hereunder.

               H. Rent Commencement Date: The earlier to occur of (i) March 1, 2005 or (ii) the date Tenant obtains occupancy under the CIBC Sublease.

               I. "Tenant's Percentage" shall mean 0.607%.

        38. Escalation Payments.

               A. Real Estate Tax Increase Payment.

                      (1) For each Tax Year (hereinafter defined) during the term of this Lease, Tenant shall pay, as Additional Rent (hereinafter defined), the Tax Payment (hereinafter defined) for such Tax Year.

                      (2) Tax Definitions:

                             (a) The term "Real Estate Taxes" shall mean (i) the sum of the real estate taxes and assessments, Business Improvement District taxes, charges and assessments, and special assessments imposed upon the Building and the plot of land on which the Building stands (the "Land") and any rights or interests appurtenant thereto payable by Landlord during any Tax Year and (ii) attorneys' fees, court, or other administrative costs and disbursements incurred by Landlord in connection with any reduction in Real Estate Taxes which is obtained prior to the date such Real Estate Taxes are payable. If at any time during the term of this Lease the methods of taxation prevailing at the time of the commencement thereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the real estate taxes, assessments, levies, impositions or charges now levied, assessed or imposed, there shall be levied, assessed or imposed a tax, assessment, levy, imposition or charge wholly or partially as a capital levy or on the rents, licenses or other charges received with respect to the Demised Premises, the Land or the Building, then all such taxes, assessments, levies, impositions or charges payable shall be deemed to be included within the term "Real Estate Taxes" for the purposes hereof. A copy of the tax bill of The City of New York or other taxing authority imposing Real Estate Taxes on the Land or the Building shall be sufficient evidence of the amount of Real Estate Taxes. Notwithstanding the fact that the aforesaid Additional Rent is measured by Real Estate Taxes, such amount is Additional Rent and shall be paid by Tenant as provided herein regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any Real Estate Taxes for any reason whatsoever.

                             (b) The term "Base Tax Year" shall have the meaning attributed to it in Section 37A.

                             (c) The term "Tax Year" shall mean each twelve (12) month fiscal period commencing on July 1 and ending on June 30 of the following year, any portion of which fiscal period occurs during the term of this Lease.


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                             (d) The term "Tax Payment" shall mean Tenant's
        Percentage of the amount by which the Real Estate Taxes payable for a Tax Year exceed the Real Estate Taxes payable for the Base Tax Year, whether such increase results from a higher tax rate or an increase in the assessed valuation of the Land or the Building, or both, or from any other cause of reason whatsoever.

                      (3) With respect to each Tax Year occurring in whole or in part during the term of this Lease, Tenant shall pay to Landlord the Tax Payment in the manner hereinafter described. At any time after the date which is sixty
(60) days prior to the commencement of each Tax Year, Landlord may furnish to Tenant a written statement (a "Tax Statement") setting forth the amount of Real Estate Taxes for such Tax Year, the amount of Real Estate Taxes for the Base Tax Year and the amount of the Tax Payment for such Tax Year. Tenant shall pay the Tax Payment for each such Tax Year to Landlord as Additional Rent in one annual installment within ten (10) days after receipt by Tenant of such Tax Statement. Each Tax Statement shall be conclusive and binding upon Tenant unless, with respect to any such Tax Statement, on or before the date which is sixty (60) days after the delivery by Landlord to Tenant of such statement, Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which such statement is claimed to be incorrect. Pending the determination of such dispute, Tenant shall pay any disputed portion of the relevant Tax Payment to Landlord (as and when otherwise payable to Landlord under this Article) and Tenant shall pay any undisputed portion of the relevant Tax Payment in accordance with the applicable Tax Statement (and Landlord shall refund or credit any overpayment by Tenant following the determination of such dispute).

                      (4) Only Landlord shall be entitled to institute tax reduction or other proceedings to reduce the assessed valuation of the Land or the Building. Should Landlord be successful in any such reduction proceedings and obtain a rebate for any Tax Year for which Tenant has paid the Tax Payment, Landlord, after deducting the out-of-pocket expenses incurred in obtaining such rebate including, without limitation, attorneys' fees, court, or other administrative costs and disbursements, shall credit Tenant's Percentage of such rebate against the next monthly installments of the Fixed Annual Rent payable under this Lease or if the term hereof has expired, Landlord shall reimburse such rebate to Tenant within ninety (90) days following Landlord's determination of such rebate, less any sums Tenant owes Landlord for Fixed Annual Rent, Additional Rent or other charges hereunder. In the event that the assessed valuation which had been utilized in computing the Real Estate Taxes payable for the Base Tax Year is reduced (as a result of settlement, final determination of legal proceedings or otherwise) then (i) the Real Estate Taxes for the Base Tax Year shall be retroactively adjusted to reflect such reduction, (ii) all Tax Payments theretofore made by Tenant shall be recalculated based on the reduced amount of Real Estate Taxes for the Base Tax Year and (iii) all amounts due from Tenant to Landlord by reason of such recalculation shall be payable by Tenant to Landlord within ten (10) days after the rendition of a bill therefor.

               B. Porter Wage Increase Payment

                      (1) For each Operating Year (hereinafter defined) during the term of this Lease, Tenant shall pay, as Additional Rent, the Operating Payment (hereinafter defined) for such Operating Year.


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                      (2) Operating Definitions.

                             (i) The term "Operating Year"shall mean the calendar year in which the term of this Lease commences and each succeeding calendar year thereafter.

                             (ii) The term "Wage Rate" shall mean the undiscounted regular hourly wage rate payable to or in respect of Porters (as hereinafter defined) of Class A office buildings in New York County, in effect as of January 1 of the Operating Year in question, pursuant to agreement(s) (herein individually or collectively called "Agreement") between the Real Estate Advisory Board on Labor Relations, Incorporated ("RAB") and Local 32B-32J of the Service Employees International Union, AFL-CIO ("Local 32B-32J") (or, if either or both of such entities is not in existence or acting in respect of such matters, then, by any successor(s) or substitute(s) performing similar functions).

                             (iii) The term "Class A office buildings" shall mean the class of office buildings defined as such under the current Agreement with Local 32B-32J.

                             (iv) The term "regular hourly wage rate" shall include all payments of every kind (excluding, however, any and all fringe benefits, and without amounts required to be paid by an employer directly to the taxing authority or others on account of the employment of personnel, such as payroll taxes, social security taxes, unemployment taxes and similar taxes) then payable to or in respect of Porters, computed on the basis of the total undiscounted annual amount payable to or in respect of Porters pursuant to the Agreement, provided, however, if any union agreement shall require the regular employment of Porters on days or during hours when overtime or other premium pay rates are in effect, then the "regular hourly wage rate," as used above and subject to the other adjustments provided for herein, shall be deemed to mean the actual weekly wage rate, divided by the actual hours in a calendar week during which Porters are required to be employed (if, for example, as of the Commencement Date, an agreement between RAB and Local 32B-32J shall require the regular employment of Porters for forty (40) hours during a calendar week at an hourly wage rate of $3.00 for the first thirty (30) hours, and premium or overtime hourly wage rate of $4.50 for the remaining ten (10) hours, the regular hourly wage rate under this
        Article 38B, as of the Commencement Date, shall be deemed to be the total weekly wage rate of $135.00 divided by the total number of required hours of employment, forty (40), or $3.375). If no Agreement shall be in effect as of any such January 1 with reference to which the regular hourly wage rate for Porters is to be determined, then the applicable computations and payments under this Lease shall be made upon the basis of the regular hourly wage rate (determined in accordance with the preceding provisions of this Article) being paid by Landlord or by the contractor performing the cleaning services for Landlord on such January 1 to or in respect of Porters, and thereafter appropriate retroactive adjustment shall be made when the regular hourly wage rate payable to or in respect of such Porters is determined pursuant to Agreement. For the purposes hereof, if the regular hourly wage rate of Porters shall increase during any Operating Year subsequent to January 1, 2005,


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        the minimum regular hourly wage rate "in effect as of January 1" of such
        Operating Year shall be adjusted for the portion of the year for which the increase shall be effective. The Wage Rate and Base Wage Rate shall be calculated by dividing the annual undiscounted cost for a Porter receiving the regular hourly wage rate, by the number of hours that a Porter is expected to work in the calendar year involved. In determining said number of hours, Landlord's management may make reasonable estimates of the average number of days or hours not worked by an average Porter, where such days or hours are not specified by, or vary with individual circumstances pursuant to, the union contract. In calculating the regular hourly wage rate Landlord shall apply such procedures and practices as are generally applied in such calculations by the owners of Class A office buildings in the Midtown area of Manhattan.

                             (v) The term "Porters" shall mean that
        classification of employee engaged in the general maintenance and operation of office buildings classified as "others" in the current Agreement, or failing such classification in any subsequent Agreement, the most nearly comparable classification in such Agreement.

                             (vi) The term "Base Wage Rate" shall mean the Wage Rate in effect as of January 1, 2005.

                             (vii) The term "Escalation Statement" shall mean a statement setting forth the amount payable by Tenant for a specified Operating Year pursuant to this Section 38B.

                             (viii) The term "Wage Rate Multiple" shall be
        2,499.

                      (3) In the event that the Wage Rate in effect as of January 1 of any Operating Year shall exceed the Base Wage Rate, Tenant shall pay to Landlord, as Additional Rent for such Operating Year, an amount (the "Operating Payment") equal to the product obtained by multiplying (a) the number of cents (including any fraction of a cent) by which the Wage Rate exceeds the Base Wage Rate, by (b) the Wage Rate Multiple, appropriately adjusted for any such period which is only partially within the term hereof. By or after the start of the Operating Year commencing January 1, 2006 and by or after the start of each Operating Year thereafter, Landlord shall furnish to Tenant an Escalation Statement relating to such Operating Year and a statement of the Base Wage Rate, showing the escalation, if any, which shall be due hereunder from Tenant to Landlord and the Additional Rent then payable by Tenant to Landlord shall be paid as provided in Section 38B(4) below. The obligation of Tenant to pay Additional Rent pursuant to this Section 38B is not predicated upon the rendition by Landlord of any cleaning service to the Demised Premises or upon the employment by Landlord of Porters or cleaners or by the application to Landlord or to the Building of the collective bargaining agreements referred to in Section 38B(2)(iv) hereof. Tenant acknowledges that the payment of Additional Rent to Landlord pursuant to the provisions of this Section 38B is intended to be an escalation payment to provide additional rent to Landlord and is not a measurement of actual increased costs incurred by Landlord in the operation of the Building.

                      (4) Any such adjustment payable by reason of the provisions of this Section 38B shall commence to be payable in equal monthly installments, as of


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the first day of the period from and after January 1, 2006 for which the Wage
Rate shall exceed the Base Wage Rate, and after Landlord shall furnish Tenant with an Escalation Statement relating to such Operating Year, all monthly installments of rental shall reflect one-twelfth of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of this Section 38B; provided, however, that if said Escalation Statement is furnished to Tenant after the commencement or effective date of any change in the Wage Rate, there shall be promptly paid by Tenant to Landlord, an amount equal to the portion of such adjustment allocable to the period prior to the date upon which said Escalation Statement is furnished to Tenant. In the event that the Wage Rate shall be changed or shall change more frequently than once a year, the adjustment hereunder shall similarly be made by Landlord in a supplemental Escalation Statement furnished by Landlord to Tenant, so as to reflect such change in the monthly installments due hereunder, as of the effective date of each such change.

               C. All Escalation Payments.

                      (1) Subject to Tenant's rights as set forth herein to dispute the correctness of any statement, bill or demand furnished by Landlord with respect to any item of Additional Rent provided for in this Article 38, Tenant's obligation to make any payment provided for in this Article 38 shall be absolute and not conditioned on the happening of any act, thing or occurrence, including without limitation the time or timeliness at or with which such statement, bill or demand is furnished to or made upon Tenant. Landlord's failure during the term of this Lease to prepare and deliver any statements or bills required to be delivered to Tenant hereunder, or Landlord's failure to make a demand under this Article 38 or under any other provisions of this Lease shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect, any Additional Rent which may have become due pursuant to this Article 38 during the term of this Lease. Tenant's liability for the Additional Rent due under this Article 38 shall continue unabated during the remainder of the term of this Lease and shall survive the expiration or sooner termination of this Lease.

                      (2) In no event shall any adjustment of any payments payable by Tenant in accordance with the provisions of this Article 38 result in a decrease in Fixed Annual Rent nor shall any adjustment of any Additional Rent payable by Tenant pursuant to any provision of this Article 38 result in a decrease in any other Additional Rent payable by Tenant pursuant to any other provision of this Article 38 or any other provisions of this Lease, it being agreed and understood that the payment of Additional Rent under this Article 38 is an obligation supplemental to Tenant's obligations to pay Fixed Annual Rent and any Additional Rent pursuant to any other provision of this Lease.

                      (3) If a Tax Year or a lease year shall end after the expiration or termination of the term of this Lease, the Additional Rent payable by Tenant in respect thereof shall be prorated to correspond to that portion of such year occurring within the term of this Lease.

                      (4) (a) Landlord's failure to render any Tax Statement or Escalation Statement with respect to any Tax Year or Operating Year shall not prejudice Landlord's right to thereafter render a Tax Statement or Escalation Statement with respect thereto or with respect to any subsequent Tax Year or Operating Year, nor shall the rendering of


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a Tax Statement or Escalation Statement prejudice Landlord's right to thereafter render a corrected Tax Statement or Escalation Statement for that Tax Year or Operating Year. Nothing herein contained shall restrict Landlord from issuing a Tax Statement at any time there is an increase in Real Estate Taxes during any Tax Year or any time thereafter.

                             (b) Each Tax Statement and Escalation Statement shall be conclusive and binding upon Tenant unless (i) with respect to any such Tax Statement or Escalation Statement, on or before the date which is sixty (60) days after the end of the applicable fiscal or calendar year to which such Tax Statement or Escalation Statement relates, Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which such statement is claimed to be incorrect. Pending the determination of such dispute, Tenant shall pay any disputed portion of the relevant Tax Payment or Operating Payment to Landlord (as and when otherwise payable to Landlord under this Article) and Tenant shall pay any undisputed portion of the relevant Tax Payment or Operating Payment in accordance with the applicable Tax Statement or Escalation Statement (and Landlord shall refund or credit any overpayment by Tenant following the determination of such dispute).

                      (5) Tenant shall pay to Landlord upon demand, as Additional Rent, any occupancy tax or rent tax now in effect or hereafter enacted, which Landlord is now or hereafter is required to pay with respect to the Demised Premises or this Lease.

        39. Electric Current

               A. Landlord, at Landlord's expense, shall furnish electrical energy to or for the use of Tenant in the Demised Premises for the operation of lighting fixtures and Tenant's standard office equipment and the Fixed Annual Rent includes the Electric Inclusion Factor. If either the quantity or character of electrical service is changed by the public utility corporation or other entity supplying electrical service to the Building (the "Utility Company") or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord's agents unless such change, unavailability or unsuitability (i) renders the Demised Premises untenantable and (ii) is not due to acts or omissions of Tenant or Tenant's contractors, licensees, invitees, agents and employees.

               B. Tenant covenants that at no time shall the use of electrical energy in the Demised Premises exceed the capacity of the existing feeders or wiring installations then serving the Demised Premises. In furtherance of the foregoing and to avert possible adverse effect upon the Building electrical system, Tenant shall not, without the prior written consent of Landlord, make or perform, or permit the making or performing of, any alteration to connections, capacity risers, switches, wiring installations or other electrical facilities in or serving the Demised Premises.

               C. If, at any time or times after the date of this Lease, the rates at which Landlord purchases electrical energy from the Utility Company, or any charges incurred


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or taxes payable by Landlord in connection therewith, shall be increased, the
Fixed Annual Rent shall be increased upon demand of Landlord, in an annual amount which shall fairly reflect the actual increase in the value of the electrical service furnished to Tenant (as calculated in subparagraph D below). If, within 10 Business Days after any such demand, Landlord and Tenant shall fail to agree upon the amount of such increase in Fixed Annual Rent then, in lieu of such agreement, the actual increase in the value of such electrical service to Tenant shall be determined by an independent electrical engineer or other recognized authority selected by Landlord ("Landlord's Engineer"), who shall certify such determination in writing to Landlord and Tenant. Such determination shall be conclusive upon Landlord and Tenant unless Tenant shall, within 10 Business Days after receiving a copy of such determination give Landlord notice that it disputes the accuracy of such determination, in which event Tenant may, promptly thereafter, cause a determination of the type described above ("Tenant's Determination") to be made by an independent electrical engineer or other recognized authority selected by Tenant ("Tenant's Engineer") at Tenant's sole cost and expense. If the determination made by Tenant's Engineer differs from the determination made by Landlord's Engineer, and if the parties are unable to resolve the difference within 10 days after the date on which the determination of Tenant's Engineer shall have been received by Landlord, a third survey of the type described above shall be made by an independent electrical engineer or other recognized authority selected by Landlord's Engineer and reasonably acceptable to Tenant's Engineer, the cost of which shall be shared equally by Landlord and Tenant and the results of which shall be conclusive upon Landlord and Tenant. If Landlord's Engineer and Tenant's Engineer cannot agree upon the selection of a third independent electrical engineer or other recognized authority within 10 days, such third electrical engineer shall be selected by arbitration in accordance with the then prevailing rules and regulations of the American Arbitration Association or its successor. The determination of the engineer so selected shall be final and binding upon Landlord and Tenant, and the fees of such engineer shall be paid by Tenant. Following any such agreement or determination, Landlord and Tenant shall enter into a written supplementary agreement, in form satisfactory to Landlord, modifying this Lease by increasing the Fixed Annual Rent for the remainder of the term of this Lease (subject to further adjustment as herein provided) in an annual amount equal to such actual increase in the value of Landlord's service of furnishing electrical service to Tenant, as so agreed or determined. Any such increase in the Fixed Annual Rent shall be effective as of the date of the demand given by either party pursuant to the first sentence hereof and shall be retroactive to such date if necessary.

               D. Landlord may from time to time cause a survey and inspection of the Demised Premises and the Tenant's equipment and installations therein ("Landlord's Survey") to be made in order to make a determination of the value of the electrical service furnished to Tenant, which shall be calculated as the amount which Tenant would be required to pay to the Utility Company to purchase such electrical service if the Demised Premises were directly metered by the Utility Company, but in no event less than the amount Landlord would pay under the applicable rates and service classification for the Building if Landlord were purchasing electricity for the Demised Premises directly from the Utility Company and the usage by Tenant were the total usage of the Building. If such inspection and survey shows that the Fixed Annual Rent then payable hereunder does not fairly reflect the value of electrical service to Tenant as calculated in the preceding sentence, such Fixed Annual Rent shall be increased by an amount reflecting the value of such service to Tenant. Landlord's Survey shall be done by an independent electrical engineer or other recognized authority selected by Landlord ("Landlord's


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Surveyor"), who shall certify such determination in writing to Landlord and
Tenant. Landlord's Survey shall be conclusive upon Landlord and Tenant.

               Notwithstanding anything to the contrary contained in this
Article 39, in no event shall the Fixed Annual Rent be reduced to an amount less than the amounts set forth in Article 37D unless the furnishing of electrical energy to the Demised Premises is discontinued pursuant to this Article 39. Notwithstanding the rights granted to Tenant hereunder, if Tenant disputes the determination of any Landlord's Survey as provided for herein, Tenant shall pay nevertheless until such dispute shall have been resolved as herein provided the Fixed Annual Rent as fixed and determined by Landlord's Survey, and following the resolution of such dispute, Landlord will credit any such excess against the Rent due hereunder or if the term of this Lease shall have expired Landlord will promptly refund to Tenant any excess rent so paid by Tenant.

               E. Any increase in the Fixed Annual Rent pursuant to the provisions of this Section with respect to the period from the effective date of such increase to the last day of the month in which such increase shall be fixed by agreement or determination shall be payable by Tenant within ten (10) days of demand of Landlord. Any decrease in the Fixed Annual Rent pursuant to the provisions of this Section with respect to the period from the effective date of such decrease to the last day of the month in which such decrease shall be fixed by agreement or determination shall be credited to Tenant against the next monthly installment of Fixed Annual Rent. Any such amount which shall not have been credited to Tenant prior to the termination of this Lease shall thereafter be payable by Landlord within ten (10) days of demand of Tenant. The monthly installment of Fixed Annual Rent payable after the date upon which any such increase or decrease is so fixed shall be proportionately adjusted to reflect such increase or decrease in Fixed Annual Rent.

               F. Landlord may, at any time, elect to discontinue the furnishing of electrical energy, or elect to install one or more submeters to measure Tenant's actual consumption of electrical energy in the Demised Premises. In the event of any such election by Landlord (a) Landlord agrees to give not less than 60 days advance notice of any such discontinuance to Tenant unless such notice is not feasible under the circumstances in which event Landlord will give Tenant such reasonable advance notice as is possible, (b) unless Landlord shall have elected to submeter, as aforesaid, Landlord agrees to permit Tenant to receive electrical service directly from the Utility Company supplying electrical service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving the Premises to be used by Tenant for such purpose to the extent they are available, suitable and safely capable, (c) Landlord agrees, at Tenant's sole cost and expense, (i) to install any necessary electrical meter equipment and (ii) to perform any necessary rewiring, (d) Fixed Annual Rent shall be decreased by the then Electric Inclusion Factor, to reflect such discontinuance, and (e) this Lease shall remain in full force and effect and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent except as expressly provided in this Subsection, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord. If Landlord shall install one or more submeters to measure Tenant's consumption of electrical energy, Tenant shall pay to Landlord, as Additional Rent hereunder, on demand made from time to time but no more frequently than monthly, for its use of electrical energy in the Demised Premises as evidenced by the aforesaid submeter(s), based upon both consumption and demand factors, at the seasonally


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adjusted rate then payable by Landlord to the Utility Company, plus an amount equal to five percent (5%) thereof to reimburse Landlord for its overhead, administration, and supervision in connection therewith. For purposes of this
Article 39, the rate to be paid by Tenant shall include any taxes, energy charges, demand charges, fuel adjustment charges, rate adjustment charges, or other charges actually imposed in connection therewith. If any tax is imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant by any federal, state, city or local authority, the pro-rata share of such tax allocable to the electrical energy service received by Tenant shall be passed onto and paid by Tenant as Additional Rent if and to the extent permitted by law.

               G. Landlord's failure during the term of this Lease to prepare and deliver any statements or bills under this Article 39 or Landlord's failure to make a demand under this Article 39 or any other provisions of this Lease, shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect, any increase in the Fixed Annual Rent, or any amount of Additional Rent which may have become due pursuant to this Article 39 during the term of this Lease. Tenant's liability for any amounts due under this Article 39 shall continue unabated during the remainder of the term of this Lease and shall survive the expiration or sooner termination of this Lease.

               H. (i) If at any time during the term of this Lease, Tenant shall be receiving direct electric service from the Utility Company, then and provided that Tenant has obtained the prior written consent of Landlord thereto, which consent shall not be unreasonably withheld, Tenant may elect to utilize the services of an alternative electricity service provider ("ASP") rather than the Utility Company to provide such service to Tenant or to install its lines or other equipment within the Building.

                      (ii) Without limiting the generality of subparagraph (i) of this Section 39(H), Landlord may withhold its consent unless all of the following conditions are satisfied to Landlord's satisfaction in a written agreement between ASP and Tenant or by any other means acceptable to Landlord:

                             (a) Landlord shall incur no expenses whatsoever with respect to any aspect of ASP's provision of its services, including without limitation, the cost of installation, service, and material;

                             (b) prior to commencement of any work in or about the Demised Premises and/or the Building by ASP, ASP shall supply Landlord with verification evidencing, in Landlord's sole judgment, that ASP is (x) properly insured, and (y) financially capable of covering any uninsured damage;

                             (c) prior to the commencement of any work in or about the Building by ASP, ASP shall agree in writing to abide by such rules and regulations, job site rules, and such other requirements as are reasonably determined by Landlord to be necessary to protect the interest of the Building and the safety of its occupants;


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                             (d) Landlord reasonably determines that there is
        sufficient space in the Building for the placement of all of ASP's equipment and materials, including without limitation, in the electricity risers;

                             (e) ASP is, in Landlord's reasonable judgment, licensed and reputable, as evidenced by documents reasonably satisfactory to Landlord;

                             (f) ASP agrees, in a license agreement signed by Landlord and ASP, to compensate Landlord in an amount determined by Landlord for (x) space used in the Building for the storage and maintenance of ASP's equipment ("ASP's Space"); and (y) all costs that may be incurred by Landlord in arranging for access by ASP's personnel, security for ASP's equipment, and any other such costs as Landlord may incur;

                             (g) ASP and Tenant agree that Landlord shall have the right to supervise ASP's performance of any work in or about the Building, including, without limitation, any installations or repairs, and any expenses incurred by Landlord in connection with such supervision shall be at the expense of Tenant and/or ASP; and

                             (h) ASP agrees that Landlord shall have the right to enter ASP's Space at any time in the event of an emergency and at all reasonable times and upon reasonable notice for the purpose of (x) inspecting same; (y) making repairs to ASP's Space and performing work therein as may be necessary, in Landlord's judgment; or (z) exhibiting ASP's Space for purposes of sale, lease, ground lease, or financing.

                      (iii) Landlord's consent under this Paragraph shall not be deemed to be any kind of warranty or representation by Landlord, including without limitation, as to the suitability or competence of ASP.

                      (iv) Tenant acknowledges and agrees that all electricity services obtained by Tenant from ASP shall be ordered and utilized at the sole expense of Tenant.

                      (v) Tenant agrees that to the extent service by ASP is interrupted, curtailed or discontinued for whatever reason, Landlord shall have no obligation or liability with respect thereto.

                      (vi) Tenant shall indemnify and hold harmless Landlord for all losses, claims, demands, expenses, and judgments against Landlord caused by or arising out of, either directly or indirectly, any acts or omissions by ASP.

                      (vii) Notwithstanding any provision herein to the contrary, the refusal of Landlord to consent to any prospective ASP shall not be deemed a default or breach by Landlord of its obligations under this Lease.

                      (viii) Landlord shall have the right at any time and from time to time during the term to require Tenant to contract for electricity service with a


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        different ASP or ASPs so long as such ASP shall then be providing electrical service to similar establishments in New York City and the then charge to Tenant is not greater than that then being paid by Tenant to Tenant's existing electrical energy provider.

        40. End of Term.

               Article 22 hereof is hereby amended to add the following: Should Tenant remain in possession of the Demised Premises after the Expiration Date or sooner termination of the term of this Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, and without in any manner limiting Landlord's right to demonstrate and collect any damages suffered by Landlord and arising from Tenant's failure to surrender the Demised Premises as provided herein, Tenant shall pay to Landlord as liquidated damages for each month or portion of a month during which Tenant holds over in the Demised Premises after the Expiration Date or sooner termination of this Lease, a sum equal to two (2) times the aggregate of that portion of the Fixed Annual Rent and Additional Rent which was payable under this Lease during the last month of the term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Demised Premises after the Expiration Date or sooner termination of this Lease or to limit in any manner Landlord's right to regain possession of the Demised Premises through summary proceedings, or otherwise, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of the term of this Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article. Tenant agrees to indemnify and save Landlord harmless from all costs, claims, losses or liability resulting from delay by Tenant in surrendering the Demised Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The provisions of this
Article 40 shall survive the Expiration Date or sooner termination of the Lease. The preceding shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York.

        41. Condition of Demised Premises; Landlord's Work

               A. Supplementing the provisions of Articles 15 and 21 hereof, Tenant shall take possession of the Demised Premises "as is," it being expressly agreed that Landlord shall have no obligation to alter, improve, decorate or otherwise prepare the Demised Premises for Tenant's occupancy other than as set forth in this Article 41. Tenant at its sole cost and expense and in compliance with all applicable requirements of insurance bodies having jurisdiction and the provisions of Articles 3 and 42 hereof, may make such other Tenant's Changes in the Demised Premises as Tenant may consider necessary or desirable to prepare the same for Tenant's occupancy.

               B. Landlord, at Landlord's expense, shall cause items (a) and (b) of the work described on Exhibit C attached hereto and made a part hereof ("Landlord's Work") to be performed when and as requested by Tenant, subsequent to the performance of Tenant's Initial Changes (as hereinafter defined). In no event shall the failure of Landlord to complete performance of items (a) and (b) of Landlord's Work on or prior to the Commencement Date extend the Commencement Date or the Rent Commencement Date under this Lease, or reduce


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Tenant's obligation to make payment of the Fixed Annual Rent and Additional Rent payable hereunder.

        42. Tenant's Changes.

               A. Tenant, at its sole cost and expense, shall cause any permitted alterations, decorations, installations, additions or improvements in or about the Demised Premises ("Tenant's Changes"), including any changes which Tenant intends to make on or before the date that Tenant first occupies all or substantially all of the Demised Premises for the conduct of its business ("Tenant's Initial Changes"), to be performed in a first-class manner and in compliance with all applicable legal and other requirements of insurance bodies having jurisdiction over the Building, the provisions of Article 3 and Section 42B hereof and in such manner as not to interfere with, delay, or impose any additional expense upon Landlord in the maintenance or operation of the Building or the performance of Landlord's Work. Tenant, at its expense, and with diligence and dispatch, but in any event within thirty (30) days after the receipt of notice thereof, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Changes which shall be issued by the Department of Buildings or any other public authority having or asserting jurisdiction over the Building.

               B. Supplementing the provisions of Article 3 hereof, prior to making any proposed Tenant's Changes, Tenant, at Tenant's expense, (i) shall submit to Landlord and shall obtain Landlord's approval of detailed plans and specifications (including scaled layout, architectural, mechanical and structural drawings) in three (3) hard copies and diskette form (ii) shall obtain all permits, approvals and certifications required by any governmental authorities having jurisdiction, and (iii) shall furnish to Landlord duplicate original policies or certificates thereof of worker's compensation insurance (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors, in connection with such Tenant's Changes) and general liability insurance (including premises operation, bodily injury, personal injury, death, independent contractors, products and completed operations, broad form contractual liability and broad form property damage coverages) in such form, with such companies, for such periods and in such amounts, as Landlord may reasonably require, naming Landlord and its agents, the lessor under any Superior Lease and the holder of any Superior Mortgage, as additional insureds. Landlord, prior to the granting of its consent to any Tenant's Changes, may impose such conditions (in addition to those expressly provided in this Lease) as to guaranty of completion and payment and of restoration or otherwise as Landlord may consider desirable. In no event shall Landlord be required to consent to any Tenant's Changes which would physically affect any part of the Building outside of the Demised Premises, would in Landlord's judgment adversely affect the proper functioning of any of the mechanical electrical, sanitary or other service systems of the Building, or would require filing of any plans with any governmental agency (unless Tenant shall reimburse Landlord for the cost of any such filing). Tenant shall reimburse Landlord for any costs incurred by Landlord in connection with any Tenant's Changes, including, without limitation, costs incurred in connection with Landlord's review and/or approval of Tenant's plans and specifications for any Tenant Changes. In the event Tenant shall employ any contractor to do any work in the Demised Premises permitted by this Lease, such contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes or strikes or result in causing disharmony with other workers


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employed at the Building. Tenant shall inform Landlord in writing of the names of any contractor or subcontractor(s) Tenant proposes to use in the Demised Premises at least 20 days prior to the beginning of work by such contractor or subcontractor and Landlord shall have the right to approve any such contractor or subcontractor(s) in Landlord's reasonable discretion.

               C. Intentionally Omitted.

               D. Upon completion of any of Tenant's Changes, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Tenant's Changes required by any governmental authority and shall furnish Landlord with copies thereof, together with the "as-built" plans and specifications for such Tenant's Changes, which "as-built" plans shall be in hard copy and diskette form. All Tenant's Changes shall be made and performed in accordance with the plans and specifications therefor as approved by Landlord, all legal requirements and the Rules and Regulations. All materials and equipment to be incorporated in the Demised Premises as a result of any Tenant's Changes shall be first quality and no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage, title retention or security agreement. In addition, no such changes for which the cost of labor and materials (as estimated by Landlord's architect, engineer or contractor) is in excess of Fifty Thousand ($50,000.00) Dollars, either individually or in the aggregate with any other Tenant's Changes constructed in any twelve (12) month period, shall be undertaken prior to Tenant's delivering the Landlord such security for timely lien-free completion thereof as is reasonably satisfactory to Landlord, and such Tenant's Changes shall be performed only under the supervision of a licensed architect satisfactory to Landlord.

               E. Any modifications, changes or alterations to the Class E fire safety system of the Demised Premises (the "Fire Safety System"), including without limitation, speakers, strobes and pull stations are deemed to be a Tenant's Change. Tenant may use only the contractor or contractors designated by Landlord with respect to any Tenant's Changes to the Fire Safety System. Subsequent to any Tenant's Changes to the Fire Safety System, such system shall be repaired and maintained only by the contractors designated by Landlord from time to time, at Tenant's cost. Landlord shall make available to Tenant necessary connection points for the Fire Safety System at the DGP panel closest to the Demised Premises, provided, however, that Tenant, at its own sole cost and expense, shall install the strobes, speakers and pull stations of the Fire Safety System and shall be responsible for all tie-ins thereto.

               F. Anything in Article 3 or this Article 42 to the contrary notwithstanding, in the event Tenant (i) fails to obtain the certificates and approvals described in subparagraph (D) above within six (6) months following the date Tenant has commenced beneficial occupancy of the Demised Premises, or
(ii) fails to bond or discharge any mechanic's lien filed against the Demised Premises or the Building or Landlord's interest therein for work claimed to have been done for or materials claimed to have been furnished to Tenant in connection with any Tenant's Changes within the time period provided therefor in
Article 3 above, then and in either such event, Landlord, upon ten (10) days prior notice to Tenant, shall have the right to hire its own contractors or expediters to obtain said certificates and/or approvals and/or to discharge such lien(s), by filing of the bond required by law or otherwise, and Tenant, upon Landlord's demand, shall reimburse Landlord for all unreimbursed costs so incurred in


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obtaining said certificates and/or approvals, and/or in canceling, bonding and/or discharging such liens.

               G. With respect to any equipment which Tenant shall be permitted to install and operate in the Demised Premises, Tenant shall, at Tenant's expense, obtain and maintain all permits, licenses and other authorizations which are required by all applicable legal requirements in order to install, maintain and operate such equipment in the Demised Premises. Landlord covenants and agrees that the existing six (6) ton water-cooled air-conditioning unit serving the Demised Premises shall be in good working order and state of repair on the Commencement Date. As a material inducement to Landlord's execution and delivery of this Lease, Tenant agrees, at its sole cost and expense, to maintain in full force and effect throughout the term of this Lease and, to the extent that Tenant is permitted to install any supplemental air-conditioning equipment, then from and after the installation of such supplemental air-conditioning unit(s), a maintenance agreement for the periodic maintenance of all air-conditioning units now or hereafter installed in or which serve the Demised Premises (collectively, the "A/C Units"), on customary terms with a contractor reasonably acceptable to Landlord, and to furnish a copy of said contract(s) to Landlord within ten (10) days after demand. Upon the termination of this Lease, all such air-conditioning units and equipment shall be and become Landlord's property for no additional consideration and shall not be removed by Tenant.

        43. Subordination and Attornment.

               A. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground and underlying leases now or hereafter existing (hereinafter collectively referred to as "Superior Leases"), and to all mortgages and building loan agreements including, without limitation, leasehold mortgages and building loan agreements, which may now or hereafter affect the Land or the Building or a Superior Lease (hereinafter collectively referred to as "Superior Mortgages"), to each every advance made or hereafter to be made under Superior Mortgages and to all renewals, modifications, replacements and extensions of Superior Leases and Superior Mortgages. This Article shall be self-operative and no further instrument of subordination shall be required in confirmation of such subordination. Tenant shall promptly execute and deliver in recordable form any instrument that Landlord, the lessor of any Superior Lease or the holder of any Superior Mortgage may reasonably request to evidence such subordination, and Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant if Tenant fails or refuses to execute and deliver such instrument within ten (10) days after written request. Tenant covenants and agrees that if by reason of a default under any Superior Mortgage or Superior Lease, such Superior Mortgage is foreclosed or such Superior Lease and the leasehold estate of the Landlord in the Demised Premises is terminated, Tenant will attorn to the purchaser at the foreclosure sale or the then holder of the reversionary interest in the Demised Premises and will recognize such purchaser or holder as the Tenant's landlord under this Lease, unless the holder of such Superior Mortgage or the lessor under such Superior Lease shall, in any proceeding to foreclose such Superior Mortgage or to terminate such Superior Lease, elect to terminate this Lease and the rights of the Tenant hereunder. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord, the holder of any Superior Mortgage or the lessor under any such Superior Lease, any instrument which may be necessary or appropriate to evidence


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such attornment and Tenant hereby appoints Landlord or such holder or lessor the attorney-in-fact, irrevocable, of Tenant to execute and deliver for and on behalf of Tenant any such instrument if Tenant fails or refuses to execute and deliver such instrument within ten (10) days after written request. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event any proceeding is brought by the holder of any Superior Mortgage to foreclose such Mortgage or the lessor under any Superior Lease to terminate the same, and agrees that unless and until any such holder or lessor, in connection with any such proceeding, shall elect to terminate this Lease and the rights of Tenant hereunder, this Lease shall not be affected in any way whatsoever by any such proceeding.

               B. If, in connection with the procurement, continuation or renewal of any financing for which the Land or the Building or the interest of the lessee under a Superior Lease represents collateral in whole or in part, any institutional lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not withhold or delay its consent thereto and shall execute and deliver without charge such conforming documents therefor as such institutional lender may reasonably require, provided that such modifications do not materially increase the obligations of Tenant under this Lease or materially and adversely affect any rights of Tenant under the Lease or diminish the obligations of Landlord.

        44. Insurance.

               A. Tenant shall obtain and keep in full force and effect during the term of this Lease at its own cost and expense (i) insurance against loss or damage by fire and other casualty to all betterments and improvements (including Tenant's Changes) and all personal property of Tenant in the Demised Premises, under then available standard forms of "all-risk" insurance policies, in an amount equal to one hundred percent (100%) of the replacement value thereof, with such commercially reasonable deductible(s), not to exceed $10,000, as may be determined by Tenant in its reasonable discretion, (ii) commercial general liability insurance with a broad form liability endorsement including coverage for contractual liability, and (iii) business income (interruption) insurance in such amounts as Landlord shall reasonably require. Said commercial general liability insurance shall provide coverage on an occurrence basis with a minimum limit of liability of (x) $3,000,000 per occurrence for bodily injury (including death), whether involving one or more persons and (y) $3,000,000 per occurrence in respect of property damage, is to be written without a policy annual aggregate limit of liability, and without the inclusion of any defense costs within the limit of liability, and shall name Landlord, Landlord's managing agent and Tenant as insureds against any and all claims for bodily injury (including death), personal injury, or property damage occurring in, upon, adjacent to, or connected with the Demised Premises or any part thereof. All of the aforesaid insurance coverage shall be written in form reasonably satisfactory to Landlord by one or more good and solvent insurance companies of recognized standing admitted to do business in the State of New York, rated by A.M. Best Co., Inc., or any successor thereto (or if there be none, an organization having a national reputation) as having a "Best's Rating" of at least "A (Excellent)" and a financial size of at least "Class IX." Tenant shall pay all premiums and charges therefore and upon failure to do so, Landlord may, but shall not be obligated to, make such payments, in which event Tenant agrees to pay the amount thereof to Landlord on demand, as Additional Rent. A


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duplicate original insurance policy or appropriate certificate evidencing the aforesaid insurance coverage shall be delivered to Landlord together with any endorsements thereto, on the Commencement Date and thereafter renewals or replacements thereof shall be delivered to Landlord at least 15 days prior to the expiration of any expiring policy. Such insurance policy or certificate shall contain a provision that no act or omission of Tenant will affect or limit the obligation of the insurance company to pay the amount of any loss sustained and that the insurance afforded thereunder shall not be canceled, nonrenewed, or coverage thereunder reduced except upon thirty (30) days' prior written notice to Landlord. Such insurance policy shall also specifically provide coverage for Tenant's indemnification and hold harmless obligations set forth in Article 45 hereof which coverage shall include the entire text of the indemnity clause contained in Article 45 hereof. Any certificate delivered to Landlord shall also specifically reflect coverage of Tenant's aforementioned indemnification obligation. The proceeds of policies providing "all risk" property insurance for Tenant's property, betterments and improvements shall be payable to Landlord, Tenant and the holder of each Superior Mortgage and Superior Lease, as their interests may appear. Tenant shall cooperate with Landlord in connection with the collection of any insurance monies that may be due in the event of loss and Tenant shall promptly execute and deliver to Landlord such proofs of loss and other instruments which may be required to recover any such insurance monies. In the event Tenant shall fail to obtain such insurance, Landlord may, but shall not be obligated to, obtain the same, in which event the amount of the premium paid shall be paid by Tenant to Landlord upon demand as Additional Rent. Landlord shall also have the right, at any time and from time to time during the term of this Lease on not less than fifteen (15) days' notice to Tenant, to require that Tenant increase the amounts and/or kinds of coverage required to be maintained under this Article 44 to the amounts and/or kinds of coverages then required by Landlord of tenants entering into new leases in the Building.

               B. Each party agrees to use its best efforts to include in each of its policies insuring against loss, damage or destruction by fire, a waiver of the insurer's right of subrogation against the other party in connection with any loss or damage covered by any such policy or permission to release third parties from liability resulting from such casualties. If such waiver or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall promptly so notify the other party. In any case in which such waiver or permission shall cease to be obtainable without additional charge, if the other party shall so elect and shall pay the insurer's additional charge therefor, such waiver or permission shall be included in the policy.

               C. Each party hereby releases the other party, its partners, agents and employees with respect to any claim (including a claim for negligence) which it might otherwise have against the other party, its partners, agents or employees for loss, damage or destruction with respect to its property (including rental value or business interruption) occurring during the term of this Lease but only if and to the extent to which (assuming no deductibles) such party is covered under a policy of collectible insurance containing a waiver of subrogation provision or permission as provided in Article 9 hereof or this
Article 44. If notwithstanding the recovery of insurance proceeds by either party for loss, damage or destruction of its property (or rental value or business interruption) the other party is liable to the first party with respect thereto or is obligated under this Lease to make replacement, repair or restoration, then provided the first party's right of full recovery under its insurance policies is not thereby prejudiced or otherwise


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adversely affected, the amount of the net proceeds of the first party's insurance against such loss, damage or destruction shall be offset against the second party's liability to the first party therefore, or shall be made available to the second party to pay for replacement, repair or restoration, as the case may be.

               D. The waiver of subrogation or permission referred to in Sections B and C of this Article shall extend to the partners, agents and employees of each party and, in the case of Tenant, shall also extend to all other permitted occupants of the Demised Premises, but only if and to the extent that such waiver or permission can be obtained without additional charge (unless such party shall pay such charge). Nothing contained in this Article shall be deemed to relieve either party from any duty imposed elsewhere in this Lease to repair, restore or rebuild or to nullify any abatement of Fixed Annual Rent provided for elsewhere in this Lease.

               E. Any employee of the Building to whom property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to such property nor for the loss of or damage to any property of Tenant by theft or otherwise.

               F. Anything in Sections 9(b) and (c) of this Lease to the contrary notwithstanding, Landlord's obligation to repair and restore the Demised Premises shall be limited to the mechanical and structural elements of the Building and the outer walls, ceilings and floors of the Demised Premises, it being understood that (i) Tenant alone shall be required to repair and restore all betterments and improvements (including Tenant's Changes) and all personal property of Tenant in the Demised Premises, with reasonable dispatch after any casualty, and (ii) Fixed Annual Rent and Additional Rent shall cease as to all or any portion of the Demised Premises following a casualty affecting the Demised Premises only until such time as Landlord shall have repaired and restored the foregoing elements of the Demised Premises for which Landlord is responsible to the limited extent hereinabove set forth.

        45. Indemnification of Landlord.

               Tenant shall indemnify and save harmless Landlord and Landlord's partners, members, officers, agents and employees and shall defend Landlord and/or Landlord's partners, members, officers, agents and employees against and from (i) any and all claims against Landlord or its partners, agents or employees directly or indirectly of whatever nature arising wholly or in part from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, officers, employees, invitees or visitors; (ii) all claims against Landlord or its partners, agents or employees arising directly or indirectly from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the term of this Lease in or about the Demised Premises, or occurring outside of the Demised Premises but anywhere within or about the Land or the Building, where such accident, injury or damage results or is claimed to have resulted wholly or in part from any act, omission or negligence of Tenant or Tenant's contractors, licensees, agents, servants, officers, employees, invitees or visitors; (iii) any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed; and (iv) any cost, liability or responsibility for the payment of any sales tax with respect to any installations, furniture, furnishings, fixtures or other improvements located,


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installed or constructed in the Demised Premises, or the filing of any tax return in connection therewith (although Landlord agrees to execute any such return if required by law) regardless of whether such tax is imposed upon Landlord or Tenant. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs, damages and expenses of any kind or nature (including without limitation attorney's and other professional fees and disbursements) incurred in or in connection with any such claims (including any settlement thereof) or proceeding brought thereon, and the defense thereof but specifically excludes any claims attributable wholly or in part from the gross negligence or willful misconduct of Landlord, or its partners, agents or employees. The provisions of this
Article 45 shall survive the expiration or termination of this Lease.

        46. Additional Rent; Late Charges.

               A. As used in this Lease, "Additional Rent" (whether capitalized or not) shall be and consist of all sums of money, costs, expenses, or charges of any kind or amount whatsoever (other than Fixed Annual Rent) which become due and payable by Tenant to Landlord pursuant to this Lease. Additional Rent shall be due and payable on demand or together with the next succeeding installment of the Fixed Annual Rent, whichever shall first occur. If Tenant fails to pay any Additional Rent, Landlord shall have the same rights and remedies under this Lease as in the case of non-payment of Fixed Annual Rent.

               B. In every case in which Tenant is required by the terms of this Lease to pay to Landlord a sum of money and payment is not made within five (5) days after the same becomes due, Tenant shall pay to Landlord (i) a fee equal to four (4) cents for each dollar outstanding for the first month that any such amount is outstanding and (ii) interest on the amount outstanding from the date it initially becomes due until it is paid at an annual rate which shall be four
(4) percentage points in excess of the prime or base rate set by the New York City office of Citibank, N.A. or any successor thereof, but in no event more than the highest rate of interest which at such time shall be permitted under the laws of the State of New York (hereinafter, the "default rate"). The foregoing provision for such payments shall not be construed to extend the date for payment of any sums required to be paid by Tenant hereunder or to relieve Tenant of its obligations to pay all such sums at the time or times herein stipulated and, accordingly, notwithstanding the imposition of such payments, Tenant shall be in default under this Lease if any or all payments required to be made by Tenant are not made at the time herein stipulated, and neither the demand for, nor collection by Landlord of, such payments shall be construed as a curing of such default on the part of Tenant.

        47. Liability of Landlord. Tenant shall look only to Landlord's estate and interest in the Land and Building for the satisfaction of any judgment in the event of any default by Landlord under this Lease, and no other property or assets of Landlord or any member or partner thereof shall be subject to levy, execution or other enforcement procedure for the satisfaction of same. Neither the members or partners comprising Landlord (the "Landlord Parties"), nor the partners, members, shareholders, directors or officers of Landlord or the Landlord Parties shall be liable for the performance of Landlord's obligations under this Lease.


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        48. Assignment, Mortgaging, Subletting, Etc.

               A. Tenant covenants and agrees for Tenant and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (whether voluntarily, involuntarily, by operation of law, or otherwise), and that neither the Demised Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of Tenant, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges or as a concession, by anyone other than Tenant, or for any purpose other than as hereinbefore set forth, or will be sublet, without the prior written consent of Landlord in every case. A transfer, either directly or indirectly, of a fifty (50%) percent or greater interest (whether partnership interest or otherwise) of Tenant shall be deemed to be an assignment of this Lease, whether such transfer occurs in one transaction or in any series of transactions. Notwithstanding the foregoing, (i) the sale of shares by persons which sale is effectuated through the "over-the-counter market" or through any recognized stock exchange, or the sale of shares in connection with a tender offering of shares of Tenant shall not be deemed to be an assignment of this Lease, and (ii) Tenant may assign this Lease to a corporation into or with which Tenant is merged or consolidated or, upon the approval of Tenant's shareholders, to which substantially all of Tenant's interests or assets are transferred; provided that (x) the nature and character of the proposed assignee, its business activities and intended use of the Demised Premises are in keeping with the use permitted hereunder and the standards of the Building, and (y) immediately after giving effect to such merger, consolidation or transfer, the successor entity shall have a net worth, as determined in accordance with generally accepted accounting principles, substantially equal to or in excess of the net worth, as so determined, of the Tenant named herein (or its then successor-in-interest as Tenant hereunder) immediately prior to such merger, consolidation or transfer.

               B. If at any time during the term of this Lease, Tenant determines to seek to assign this Lease or to sublet more than one-half (1/2) of the Demised Premises (such determination to be made by adding together the rentable square footage of the portion of the Demised Premises proposed to be sublet and all other portions of the Demised Premises which may theretofore have been sublet by Tenant pursuant to this Article 48) for all or substantially all of the balance of the term of this Lease, Tenant shall notify Landlord in writing of such determination and shall offer to vacate the entire Demised Premises and to surrender this Lease to Landlord as of a date specified in said offer (the "Surrender Date"), which date shall be the last day of any calendar month during the term hereof and not earlier than sixty (60) days and not later than one hundred eighty (180) days after the giving of such notice by Tenant. Landlord may accept such offer by notice to Tenant given within thirty (30) days after the receipt of such notice from Tenant. Failure of Landlord to so notify Tenant within said thirty (30) day period, time being of the essence as to such date, shall be deemed to be a rejection by Landlord of such offer. If Landlord accepts such offer, Tenant shall vacate and surrender to Landlord all of Tenant's right, title and interest in and to the entire Demised Premises, on the Surrender Date, and the same shall be delivered to Landlord in broom clean condition, free and clear of all tenancies and occupancies. Upon such vacating and surrender by Tenant, this Lease shall be canceled and terminated as of the Surrender Date with the same force and effect as if the Surrender Date were the date hereinbefore specified for the expiration of the term of this Lease.


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               C. In the event Landlord does not accept the offer of Tenant referred to in Section 48B hereof, or if Tenant shall seek to sublet less than one-half (1/2) of the Demised Premises for less than all or substantially all of the balance of the term of this Lease, then and in either such event, Landlord agrees not to unreasonably withhold or delay its consent to such proposed assignment or subletting, provided, however, that Landlord shall not in any event be obligated to consent to any such proposed assignment or subletting unless:

                             (a) the proposed assignee, or subtenant is a reputable party of a financial standing which, in Landlord's reasonable judgment, will allow such proposed assignee or subtenant to meet its obligations under this Lease, or under such sublease, as the case may be, as they become due; the nature and character of the proposed subtenant or assignee, its business activities and intended use or the Demised Premises are in keeping with the use permitted hereunder and the then standards of the Building; and the proposed assignment or subletting does not violate any negative covenants as to use contained in any other lease made with any other tenant(s) of the Building;

                             (b) neither the proposed assignee, or subtenant, nor any corporation or other entity which controls or is controlled by such assignee or subtenant or is under common control with such assignee or subtenant, is then a tenant or occupant of any part of the Building (collectively "Building Tenant") or a person or entity then negotiating with Landlord to lease space in any portion of the Building;

                             (c) Tenant shall pay to Landlord a sum equal to (i) 75% of any rent or other consideration paid to Tenant by any subtenant (including, without limitation, rent for furniture, fixtures or leasehold improvements) which is in excess of the Fixed Annual Rent and Additional Rent then being paid by Tenant to Landlord pursuant to the terms of this lease, and (ii) 75% of any other profit or gain realized by Tenant from any such assignment or subletting, whether for the sale of this Lease or by way of sale of furniture, fixtures or leasehold improvements to the extent that the price thereof received, however the same shall be designated, exceeds Tenant's depreciated or amortized tax basis for such furniture, fixtures or leasehold improvements or otherwise for federal income tax purposes, but less reasonable attorneys' fees and brokerage or leasing commissions incurred by Tenant in connection with such assignment or subletting, costs of cleaning, if any, and tenant allowances. All sums payable hereunder by Tenant shall be paid to Landlord as Additional Rent immediately upon receipt thereof by Tenant and if requested by Landlord, Tenant shall promptly enter into a written agreement with Landlord setting forth the amount of Additional Rent to be paid to Landlord pursuant to this Section 48. For the purposes hereof, if only part of the Demised Premises is sublet, then the rent then being paid therefore by Tenant to Landlord shall be deemed to be only that fraction thereof that the area of said sublet space bears to the entire Demised Premises;

                             (d) there shall be no default by Tenant under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such assignment or subletting is requested and on the effective date of the assignment or the proposed sublease which has continued beyond the applicable grace period thereof;


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                             (e) the proposed assignee or subtenant shall not be
        (i) a government or any subdivision or agency thereof, (ii) a school, college, university or educational institution of any type, whether for profit or non-profit, (iii) an employment agency, (iv) a provider of medical services of any kind, (v) a provider of stock brokerage, underwriting or banking services except as general and executive offices and not as a branch open to the public or (vi) any not-for-profit institution;

                             (f) Tenant shall reimburse Landlord for any expenses that may be incurred by Landlord in connection with the proposed assignment or sublease, including without limitation the reasonable costs of making investigations as to the acceptability of a proposed assignee or subtenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or sublease;

                             (g) the Demised Premises shall not, without Landlord's prior consent, have been publicly listed or publicly advertised (except that listings with brokers shall be permitted) for subletting at a rental rate less than the prevailing rental rate set by Landlord for space in the Building; and

                             (h) such proposed subletting shall not result in there being more than two (2) occupants in the Demised Premises (including Tenant) at any one time, and Tenant shall be responsible for making any alterations to the Demised Premises to comply with the Americans with Disabilities Act (the "ADA"), as a result of such subletting.

               D. Each subletting pursuant to this Article 48 shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this Lease. Tenant covenants and agrees that, notwithstanding such assignment or any such subletting to any subtenant and/or acceptance of rent or additional rent by Landlord from any assignee or any subtenant, Tenant shall and will remain fully liable for the payment of the Fixed Annual Rent and Additional Rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed. Tenant further covenants and agrees that notwithstanding any such assignment or subletting, no other and further assignment, underletting or subletting of the Demised Premises or any part thereof shall or will be made except upon compliance with and subject to the provisions of this Article 48. Tenant shall promptly furnish to Landlord a copy of each sublease.

               E. If this Lease be assigned, or if the Demised Premises be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver by Landlord of any of Tenant's covenants contained in this Article 48 or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.


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               F. Tenant shall indemnify and hold Landlord harmless of and from any and all loss, costs, damage or expense (including, without limitation reasonable attorneys' fees and disbursements) incurred by Landlord by reason of any claim of or liability to any real estate broker or other finder for a brokerage commission which may be due or payable on account of any proposed assignment or subletting.

               G. Notwithstanding anything to the contrary contained herein, Tenant may, without Landlord's consent, but upon not less than ten (10) Business Days prior notice to Landlord and submission to Landlord of any information reasonably requested by Landlord with respect to any related corporation (as hereinafter defined), permit any corporations or other business entities which control, are controlled by, or are under common control with Tenant (herein referred to as a "related corporation") to sublet or occupy all or part of the Demised Premises or to take an assignment of this Lease for any of the purposes permitted to Tenant, subject however to compliance with Tenant's obligations under this Lease. Such subletting shall not be deemed to vest in any such related corporation any right or interest in this Lease or the Demised Premises not shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than fifty (50%) percent of all of the voting stock or other equity interest of such corporation or not less than fifty (50%) percent of all of the legal and equitable interest in any other business entities.

        49. Overtime Air Conditioning and Other Services.

        The Fixed Rent does not reflect or include any charge to Tenant for the furnishing of any necessary freight elevator facilities or heating, ventilation and/or air-conditioning ("HVAC") to the Demised Premises during periods ("Overtime Periods") other than on Business Days (a) from 8:00 a.m. to 6:00 p.m. ("Business Hours"), when seasonally required in respect of HVAC, and (b) from 8:00 a.m. to 5:00 p.m. in respect of freight elevator facilities (exclusive of a one-hour mid-day break for the operator, to be determined from time to time per union agreement or otherwise). Accordingly, if Landlord furnishes any such freight elevator facilities or HVAC to the Premises at the request of Tenant during Overtime Periods, Tenant shall pay Landlord Additional Rent for such services, on demand, at Landlord's then established rates for the Building. As of the date hereof, Landlord's established charges for the provision of freight elevator facilities and/or HVAC during Overtime Periods are set forth in Exhibit E annexed hereto and made a part hereof, but such charges shall be subject to increase, from time to time, to reflect any increases in the then established rates charged by Landlord to other tenants of the Building. Landlord shall not be required to furnish any such services during any Overtime Periods unless Tenant shall notify Landlord in writing of its requirement for such services prior to 2:00 p.m. of the day upon which such services are requested or by 2:00 p.m. of the last preceding Business Day if such Overtime Periods are to occur on a day other than a Business Day . If Tenant fails to give Landlord such advance notice, then the failure by Landlord to furnish or distribute any such services during such Overtime Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rental, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. Anything hereinabove to the contrary notwithstanding, Landlord will not be required to provide any such services during Overtime


                                       23
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Periods if Tenant is then in default under the terms of this Lease or if such services are not then being provided to the Building by Landlord. As used in this Lease, the term "Business Days" shall mean any day excluding Saturdays, Sundays and all days observed as holidays by either the federal or New York State governments and/or any of the labor unions servicing the Building, from time to time.

        50. Compliance with Laws.

        Supplementing the provisions of Article 6 hereof, Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Demised Premises or the use or occupation thereof. Tenant shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards or any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Demised Premises, including any objection under the ADA (in which event Tenant shall effect such compliance at its sole cost and expense) or the Building (in which event, notwithstanding anything herein to the contrary, Landlord shall effect such compliance at its sole cost and expense unless arising out of Tenant's use or manner of use of the Demised Premises or the Building, in which latter event, Landlord shall effect such compliance at the sole cost and expense of Tenant).

        51. Brokerage.

        Tenant represents and warrants that the sole brokers with whom it has dealt in connection with this Lease were the Brokers (as defined in Section
37B), whose commission Landlord agrees to pay, pursuant to a separate agreement(s). Tenant does hereby agree to indemnify and hold Landlord harmless of and from any and all loss, costs, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Landlord by reason of any claim of or liability to any broker other than the Brokers who shall claim to have dealt with Tenant in connection with the negotiation or consummation of this Lease.

        52. Miscellaneous.

               A. Tenant shall not at any time prior to or during the term hereof either directly or indirectly use any contractors or labor or materials whose use in Landlord's sole judgment would create or creates any difficulty with other contractors or labor employed by Tenant or Landlord or others in the construction, maintenance or operation of the Demised Premises or the Building.

               B. If more than one person executes this Lease as Tenant, each of them understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and that the act of or notice from, or notice or refund to, or the signature of any one or more of them with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease shall be binding upon each and all of the persons executing this Lease as Tenant with the same


                                       24
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force and effect as if each and all of the persons
executing this Lease had so acted or so given or received such notice or refund or so signed.

               C. Intentionally Omitted.

               D. This Lease may not be extended, renewed, terminated or otherwise modified except by an instrument in writing signed by the party against whom enforcement of any such modification is sought.

               E. Wherever in this Lease it is provided that either party shall not unreasonably withhold consent or approval or shall exercise its judgment reasonably, and if no specific time period is given, such consent or approval or exercise of judgment shall also not be unreasonably delayed.

               F. This Lease is offered to Tenant for signature with the understanding that it shall not be binding upon Landlord unless and until Landlord shall have executed and unconditionally delivered to Tenant a fully executed copy of this Lease.

               G. Tenant hereby irrevocably waives any and all right(s) it may have in connection with any zoning lot merger or transfer or development rights with respect to the Demised Premises including, without limitation, any rights it may have to be a party to, to contest, or to execute, any Declaration of Restrictions (as such term is defined in Section 12-10 of the Zoning Resolution of the City of New York effective December 15,1961, as amended) with respect to the Demised Premises, which would cause the Demised Premises to be merged with or unmerged from any other zoning lot pursuant to such Zoning Resolution or to any document of a similar nature and purpose, and Tenant agrees that this Lease shall be subject and subordinate to any Declaration of Restrictions or any other document of similar nature and purpose now or hereafter affecting the Land or the Building. In confirmation of such subordination and waiver, Tenant shall execute and deliver promptly any certificate or instrument that Landlord reasonably may request and, in connection therewith, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute any such certificate or instrument for and on behalf of Tenant if Tenant fails or refuses to execute such certificate or instrument within ten (10) days after written request.

               H. Nothing contained in Article 17 of the printed form shall be deemed to require Landlord to give the notices therein provided for prior to the commencement of a summary proceeding for nonpayment of rent or a plenary action for the recovery of rent on account of any default in the payment of the same, it being intended that such notices are for the sole purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate and if Tenant thereafter remains in possession or occupancy, it shall become a holdover tenant.

               I. Supplementing Article 18 of the printed form, instead of the liquidated damages determined pursuant to Article 18(c), Landlord may, at its election, recover from Tenant as liquidated damages an amount determined pursuant to Article 16(b).


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        53. Real Property Law Section 223-a.

        Tenant expressly waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or under any present or future statute of similar import then in force and further expressly waives the right to recover any damages which may result from Landlord's failure to deliver possession of the Demised Premises in accordance with the terms hereof. Tenant agrees that the provisions of this Paragraph and Paragraph 24 are intended to constitute "an express provision to the contrary" within the meaning of said
Section 223-a.

        54. Legal Rent Restrictions.

               If any of the rents payable under the terms of this Lease shall be or become uncollectible, reduced or required to be refunded because of any applicable law, ordinance, order, rule, requirement or regulation, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the rents shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to the rents which would have been paid pursuant to this Lease but for such legal rent restriction less
(ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

        55. Right to Cure Defaults.

               If Tenant shall fail to comply fully with any of its obligations under this Lease (including, without limitation, its obligations to make repairs, maintain public liability and other insurance and comply with all legal requirements) within the applicable time provided therefore hereunder, including grace periods, Landlord, without thereby waiving such default and without liability to Tenant, may, but shall not be obligated to, perform the same for the account and at the expense of Tenant without notice in case of emergency and upon five (5) days' prior notice in all other cases. Landlord may enter the Demised Premises at any time to cure any default. Bills for expenses incurred by Landlord in connection with any such performance or involved in collecting rent or in enforcing any rights against Tenant under or in connection with this Lease or pursuant to law, including any costs, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, including reasonable attorneys' fees and disbursements, together with interest on the amount of such costs, expenses and disbursements a the default rate set forth in paragraph 46B, shall be paid by Tenant as Additional rent on demand.

        56. Consents. Wherever in this Lease Landlord's consent or approval is required and Landlord agrees that such consent or approval shall not be unreasonably withheld, if Landlord shall refuse such consent or approval Tenant in no event shall be entitled to and shall not make any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval.


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Tenant's sole remedy in such circumstance shall be an action or proceeding to enforce any such provision by way of specific performance, injunction or declaratory judgment.

        57. Cleaning. During the Term of this Lease, Landlord, at its expense, shall cause the Demised Premises to be cleaned, substantially in accordance with the Cleaning Specifications set forth in Exhibit D annexed hereto and made a part hereof.

        58. Notices. Except as otherwise expressly provided in this Lease, every notice, demand, consent, approval, request or other communication (collectively, "notices") which may be or is required to be given under this Lease or by law shall be in writing and shall be personally delivered or sent by United States certified or registered mail, postage prepaid, return receipt requested and shall be addressed:

               A. If intended for Landlord, to Landlord's address set forth on the cover page hereof (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice) with a copy to Landlord's attorney:

                          Paul, Weiss, Rifkind, Wharton & Garrison LLP
                          1285 Avenue of the Americas
                          New York, New York 10019-6064
                          Attn: Allen M. Wieder, Esq.

               B. If intended for Tenant, to Tenant's address set forth on the cover page hereof until the date that Tenant occupies the Demised Premises for the conduct of its business, and thereafter at the Demised Premises (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice)

               C. Except as otherwise provided herein, all such notices shall be deemed to have been served or delivered on the next Business Day following the date personal delivery is made or three (3) Business Days after being deposited in the United States Mail. A notice given by counsel for Landlord shall be deemed a valid notice if addressed and sent in accordance with the provisions of this Article. Each of the parties hereto waives personal or any other service other than as provided for in this Article. Notwithstanding the foregoing, either party hereto may give the other party oral notice of the need for emergency repairs.

        59. Certificate of Tenant.

               Tenant shall, without charge, at any time and from time to time, within ten (10) days after request by Landlord, the lessor under any Superior Lease and/or the holder of a Superior Mortgage, as the case may be, execute, acknowledge and deliver to Landlord or any other person, firm or corporation specified by Landlord, a written instrument (an "Estoppel Certificate") in the form attached hereto as Exhibit F, having attached thereto a copy of this Lease and all amendments hereto, if any, or such other form as may be required by Landlord, the lessor under any such Superior Lease and/or the holder of any such Superior Mortgage.


                                       27
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               IN WITNESS WHEREOF the parties hereto have duly executed this
Lease as of the day and year first above written.

LANDLORD:                         417 FIFTH AVENUE LLC

                                  By:   OLY Fifth Avenue GP, LLC, its
                                              Managing Member
                                  By:   /s/ Timothy B. Smith,
                                        ----------------------------------------
                                        Name:  Timothy B. Smith,
                                        Title:  Vice President

TENANT:                           MARVEL ENTERPRISES, INC.

                                  By:   /s/ Kenneth P. West
                                        ----------------------------------------
                                        Name:  Kenneth P. West
                                        Title: EVP & CFS

                                  Taxpayer Identification Number:  13-3711775
                                                                   ----------


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                                    EXHIBIT A

                                DEMISED PREMISES
                                ----------------

Conformed Copy



                            GRAPHIC MATERIAL OMITTED

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                                    EXHIBIT B

                 ("Intentionally Omitted" in Original Document)



                                       B-1
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                                    EXHIBIT C

                                 LANDLORD'S WORK
                                 ---------------

              1. Create a pass through between the Demised Premises and the premises demised pursuant to the CIBC Sublease, where shown on Exhibit A;

              2.      Shampoo the carpet in the Demised Premises; and

              3.      Deliver broom clean.



                                      C-1
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                                    EXHIBIT D

                            Cleaning Specifications(1)
                            --------------------------

I.      Public Areas (Corridors and Stairwells)

        a. Vacuum all carpeted corridors nightly. Spot clean and shampoo as required.

        b. Wash all non-carpeted public corridor flooring nightly and wax once per week.

        c. Remove all smudges, scuffmarks, graffiti and all other unauthorized marks and writings from public corridor walls nightly.

        d. Police all public stairwells throughout the entire building and keep in clean condition, sweep daily and mop same area once per week.

        e. Inspect and keep clean firehoses, extinguishers and similar equipment as required.

        f.      Dust all railings weekly and high dust quarterly.

II.     Office Areas

        a. All linoleum, rubber, asphalt tile and other similar types of flooring (that may be waxed) to be swept nightly, using approved dust-check type of mop.

        b. All carpentry and rugs to be carpet swept nightly and vacuum cleaned weekly moving light furniture other than desks, file cabinets, etcetera.

        c. Hand dust and wipe clean all furniture, fixtures, desks, equipment and window sills nightly. All dusting to be done with specially treated cloths.

        d. Empty and clean all waste receptacles nightly and remove waste paper and waste materials to appropriate areas for removal by rubbish remover.

        e. Dust interior of all waste disposal cans and baskets nightly; damp dust as necessary.

        f.      Wash clean all water fountains and coolers nightly.

        g. Hand dust all baseboards, chair rails, trim, pictures, charts, doors and ventilating louvers, within reach, not less than quarterly.

        h.      Dust all telephones as necessary.



--------
1 Performed by Landlord's contractor.


                                       D-1
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        i.      Sweep all private stairway structures nightly; if carpeted, carpet sweep nightly, vacuum weekly.

        j. Remove fingermarks from metal partitions and other similar surfaces as necessary.

        k. Wash exterior and interior of windows not less than three times annually, subject to weather conditions and requirements of law.

III.    Lavatories

        a. Sweep and wash all lavatory floors nightly using proper disinfectants. Wash and polish all mirrors, powder shelves, bright work, including flushometers, piping and toilet set hinges and enameled surfaces in all lavatories nightly.

        b. Scour, wash and disinfect all basins, bowls and urinals throughout all lavatories nightly.

        c.      Wash all toilet seats nightly.

        d. Empty paper towels receptacles and transport waste paper to designated area in basement nightly.

        e. Fill toilet tissue holders, towel dispensers, soap dispensers and Kotex/Modess dispensers nightly with supplies to be furnished by Contractor and approved by Landlord.

        f.      Empty sanitary disposal receptacles nightly.

        g. Machine scrub flooring with approved germicidal detergent solution once a week.

        h. Thoroughly wash all wall tile and stall surfaces nightly and polish monthly.



                                      D-2
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Conformed Copy


                                    EXHIBIT E

                              Overtime Period Rates
                              ---------------------

Freight elevator service:    $90/hour, with a one hour minimum on Business Days
                             and a four-hour minimum at all other times

Heating: Perimeter steam radiation only at $250/hour with a one-hour minimum on Business Days and a four-hour minimum at all other times.

Air conditioning:            $125/hour for water-cooled air conditioning units
                             only, with a one-hour minimum on Business Days and a four-hour minimum at all other times. There will be no Building charge for operation of Tenant installed supplemental air-cooled air conditioning units.



                                      E-1
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                                    EXHIBIT F

                          Form of Estoppel Certificate
                          ----------------------------

        The undersigned ________________________ ("Tenant"), in consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby certifies to _____________________________ ("Landlord"), the holder of any mortgage covering the property (the "Mortgagee") and the vendee under any contract of sale with respect to the Property (the "Purchaser") as follows:

        (a) Tenant executed and exchanged with a certain lease (the "Lease"), dated ,covering the floors shown hatched on the plan attached hereto as Schedule A (the "demised premises") in the building located in the Borough of Manhattan, in the City, County, and State of New York, known as and by the street number 417 Fifth Avenue (the "Property"), for a term to commence (or which commenced) on ______________ 200__, and to expire on _________, 20__.

        (b) The Lease is in full force and effect and has not been modified, changed, altered or amended in any respect, except as set forth on Schedule B. A true, correct and complete copy of the Lease (including, without limitations, all modifications and amendments thereto and assignments thereof) is attached hereto as Schedule B. No representations or warranties of any kind have been made to Tenant with respect to the demised premises except as set forth in the Lease.

        (c) Tenant has accepted and is now in possession of the demised premises and is paying the full rental under the Lease.

        (d) The fixed minimum annual rent payable under this Lease is $ . The fixed minimum annual rent and all additional rent and other charges required to be paid under the Lease have been paid for the period up to and including

        (e) No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

        (f) All work required under the Lease to be performed by Landlord has been completed to the full satisfaction of Tenant, except as set forth on Schedule C hereto.

        (g) To the best of Tenant's knowledge, there are no defaults existing under the Lease on the part of either Landlord or Tenant, except as set forth on Schedule C.

        (h) To the best of Tenant's knowledge, there is no existing basis for Tenant to cancel or terminate the Lease, except as set forth on Schedule C.

        (i) As of the date hereof, there exists no valid defenses, offsets, credits, deductions in rent or claims against the enforcement of any of the agreements, terms, covenants or conditions of the Lease, except as set forth on Schedule C.


                                      F-1
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        (j) Tenant affirms that any disputes with Landlord giving rise to a claim against Landlord is a claim under this Lease only and is subordinate to the rights of the lessor under any "Superior Lease" and/or the holder of any "Superior Mortgage" (as such terms are defined in the Lease) and shall be subject to all the terms, conditions and provisions thereof. Any such claims are not offsets to or defenses against enforcement of this Lease.

        (k) Tenant affirms that any claims pertaining to matters in existence at the time Tenant took possession and which were known to or which were then readily ascertainable by Tenant shall be enforced solely by money judgment and/or specific performance against the Landlord named in the Lease and may not be enforced as an offset to or defense against enforcement of this Lease.

        (l) There are no actions, whether voluntary or otherwise, pending against the Tenant under the Bankruptcy Laws of the United States or any state thereof.

        (m) Except as set forth in the Lease, no broker represented Tenant in connection with the negotiation of the Lease.

        (n) This certification is made to induce Purchaser to consummate a purchase of the Property and/or to induce Mortgagee to make and maintain a mortgage loan secured by the Property, as the case may be, knowing that said Purchaser and/or Mortgagee as applicable, rely upon the truth of this certification in making and/or maintaining such purchase or mortgage, as applicable.

Date:


                                    -------------------------------
                                    TENANT


                                      F-2